UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 18, 2005

Global Signal Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32168	65-0652634

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 North Cattlemen Road, Suite 300, Sarasota, Florida	34232

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(941) 364-8886

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01   Other Events

On April 18, 2005, Global Signal Inc. issued a press release announcing that it entered into an agreement with ForeSite LLC. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated April 18, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL SIGNAL INC. (Registrant)

By:	/s/ Greerson G. McMullen

Greerson G. McMullen Executive Vice President, General Counsel and Secretary

Date: April 18, 2005

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release dated April 18, 2005